158 P-1

                         SUPPLEMENT DATED MARCH 2, 2007
                    TO THE PROSPECTUS DATED FEBRUARY 1, 2007
                                       OF
                         FRANKLIN RISING DIVIDENDS FUND

The prospectus is amended as follows:

I. Effective May 1, 2007, the fourth paragraph of the "Goal and Strategies - Main Investment Strategies" section on page 3 is revised as follows:

 The Fund may invest in equity securities of any size company. The Fund may invest a substantial portion of its assets in small cap companies (companies within the market capitalization range of companies in the Russell 2500(TM) Index at the time of purchase) and mid cap companies (companies within the market capitalization range of companies in the Russell Midcap(R) Index at the time of purchase). As of January 31, 2007, the market capitalization range of the Russell 2500(TM) Index was $74 million to $8.681 billion and the market capitalization range of the Russell Midcap(R) Index was $1.185 billion to $20.339 billion.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE